                                                                     Exhibit 4.5


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), dated as of March 22, 1999 but effective as of December 31, 1998, is entered into among GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation ("Borrower"), the banks listed on the signature pages hereof (collectively, "Lenders"), and NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Lender (in said capacity, "Administrative Lender").

                                   BACKGROUND

         A. Borrower, Lenders and Administrative Lender are parties to that certain Credit Agreement, dated as of August 19, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of September 30, 1997, and that certain Second Amendment to Credit Agreement, dated as of March 24, 1998 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. Borrower, Lender and Administrative Lender desire to make an amendment to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

         (a)      The definition of "Index Debt Rating" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Index Debt Rating" means the rating applicable to Borrower's senior, unsecured, non-credit enhanced long-term indebtedness for borrower money; provided, however, for the Index Debt Rating to be available for determination of the pricing of an interest rate or fees hereunder, the rating shall not have been issued and outstanding for more than twelve months.

         (b) Section 4.2 of the Credit Agreement is hereby amended to read as follows:

                  "4.2 EBITDA to Interest Charges. Borrower shall not permit the ratio of EBITDA to Interest Charges to be less than (a) 2.50 to 1 at any time during the period from the Agreement Date to and including September 30, 1998, (b) 2.80 to 1 at any time after September 30, 1998 to and including December 31, 1998, (c) 3.00 to 1 at any time after

         December 31, 1998 to and including September 30, 1999, and (d) 3.25 at any time thereafter."

         (c) The Officer's Certificate-Financial in the form of Exhibit N to the Credit Agreement is hereby amended to be in the form of Exhibit N to this Third Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, Borrower represents and warrants that after giving effect to the amendments contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty relates expressly to a specified date or is no longer correct because of a change in circumstances permitted by the Loan Documents;

         (b) no event has occurred and is continuing which constitutes a Default or Event of Default;

         (c) Borrower has full power and authority to execute and deliver this Third Amendment and the Credit Agreement, as amended hereby, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this Third Amendment or the Credit Agreement, as amended by this Third Amendment, will contravene or conflict with any Law to which Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which Borrower or any of its Subsidiaries or any of their respective property is subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Tribunal or other Person, is required for the execution, delivery or performance by Borrower of this Third Amendment or the acknowledgment of this Third Amendment by any Guarantor.

         3. CONDITIONS OF EFFECTIVENESS. This Third Amendment shall be effective as of December 31, 1998, subject to the following:

         (a) Administrative Lender shall have received counterparts of this Third Amendment executed by Determining Lenders;

         (b) Administrative Lender shall have received counterparts of this Third Amendment executed by Borrower and acknowledged by each Guarantor; and



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         (c) Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and its counsel, such other documents, certificates and instruments as Administrative Lender reasonably shall require.

         4.  GUARANTOR ACKNOWLEDGEMENT. By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this Third Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

         5.  REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

         (b) The Credit Agreement, as amended by this Third Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Lenders as to their rights and responsibilities under the Credit Agreement, as amended by this Third Amendment).

         7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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==============================================================================
REMAINDER  OF  PAGE  LEFT  INTENTIONALLY  BLANK
=============================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to be effective as of the date first above written.

                                   GAYLORD ENTERTAINMENT COMPANY

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------

                                   NATIONSBANK, N.A.
                                   as a Lender, Swing Line Bank, Issuing
                                   Bank and as Administrative Lender

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   THE BANK OF NEW YORK

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------



                                   THE FUJI BANK, LIMITED, ATLANTA AGENCY

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------



                                   SUNTRUST BANK, NASHVILLE, N.A.

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   FIRST AMERICAN NATIONAL BANK

                                   By:
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


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

                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   BANQUE PARIBAS

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   WELLS FARGO BANK (TEXAS), NATIONAL
                                   ASSOCIATION

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------



                                   FIRST UNION NATIONAL BANK

                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                   THE SAKURA BANK, LIMITED


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------



                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                   ATLANTA AGENCY


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------



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                                   COMERICA BANK


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   THE SANWA BANK, LIMITED


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   THE BANK OF NOVA SCOTIA


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------


                                   WACHOVIA BANK, N.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------



                                  BANK OF TOKYO MITSUBISHI TRUST COMPANY


                                   By:
                                      -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            -----------------------------------
ACKNOWLEDGED AND AGREED:

IDEA ENTERTAINMENT, INC.



By:
   -----------------------------------------
   Name:
        -----------------------------------
   Title:
         ---------------------------------

CNR, INC.

By:
   -----------------------------------------
   Name:
        -----------------------------------
   Title:
         ---------------------------------

GAYLORD BROADCASTING COMPANY, L.P.


By:      Gaylord Communications, Inc.,
         its General Partner
By:
   -----------------------------------------
   Name:
        -----------------------------------
   Title:
         ---------------------------------

OPRYLAND ATTRACTIONS, INC.

By:
   -----------------------------------------
   Name:
        -----------------------------------
   Title:
         ---------------------------------


OLH, L.P.

By: Opryland Hospitality, Inc.

By:
   -----------------------------------------
   Name:
        -----------------------------------
   Title:
         ---------------------------------


ACUFF-ROSE MUSIC PUBLISHING, INC.
(formerly known as OPRYLAND MUSIC GROUP, INC.)

By:
   -----------------------------------------
   Name:
        -----------------------------------
   Title:
         ---------------------------------


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